SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 29, 2004

KAISER ALUMINUM CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9447	94-3030279
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)	77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

     On October 29, 2004, Kaiser Aluminum & Chemical Corporation (“KACC”), a wholly owned subsidiary of Kaiser Aluminum Company (the “Company”) completed its previously announced sale of its interests in and related to its 90%-owned affiliate Volta Aluminium Company Limited (“Valco”) to the Government of Ghana consistent with the terms outlined in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2004. The arms-length process that led to the sale of Valco is described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004. The Company issued a press release regarding the transaction in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

     Under the terms of the agreement with the Government of Ghana (the “GOG”), gross proceeds for the sale were $18.0 million, including $5.0 million paid by the GOG during the first quarter of 2004 and $13.0 million paid in connection with closing. Pursuant to the agreement, the Company used approximately $9.8 million of the transaction proceeds to fund certain end of service benefits for Valco’s employees upon closing.

     Valco owns an aluminum smelter in Ghana with an annual production capacity of 200,000 tons **. However, the facility has been completely curtailed since the first half of 2003. Additional information regarding Valco is provided in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

Item 9.01 Financial Statements and Exhibits

     ( b ) Pro forma financial information

*	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the six months ended June 30, 2004

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002

*	Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001

*	Notes to Unaudited Pro Forma Consolidated Financial Statements

     ( c ) Exhibits

*	2.1 Purchase Agreement, dated as of October 29, 2004

*	99.1 Press Release dated November 1, 2004

*	Included with this filing. Schedules are omitted from the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

**	All references to tons in this report refer to metric tons of 2,204.6.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Dated: November 4, 2004		Daniel D. Maddox
Vice President and Controller

INDEX TO PRO FORMA FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the six months ended June 30, 2004
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2003
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2002
Unaudited Pro Forma Statement of Consolidated Income (Loss) for the year ended December 31, 2001
Notes to Unaudited Pro Forma Consolidated Financial Statements

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001 have been prepared to present the consolidated financial position and consolidated results of operations of Kaiser Aluminum Corporation (the “Company”) as if the sale of the Company’s interests in and related to its 90% -owned affiliate, Volta Aluminium Company Limited (“Valco”), had occurred at the end of the indicated period in the case of the unaudited pro forma consolidated balance sheet and at the beginning of each period in the case of the unaudited pro forma statements of consolidated income (loss).

     The unaudited pro forma consolidated balance sheet and pro forma statements of consolidated income (loss) are based on the assumptions and estimates described in Note 3 to the unaudited pro forma consolidated financial statements. The pro forma statements of consolidated income (loss) exclude any gains or losses on the sale of the Company’s interests in and related to Valco, and any other non-recurring charges or benefits (such as interest income) attributable to the transaction. These statements do not purport to be indicative of the financial position or results of operations of the Company as of such date or for such periods, nor are they indicative of future results. Furthermore, these pro forma statements do not reflect changes which may occur as a result of activities after the sale of the Company’s interests in and related to Valco and other matters.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2004
(In millions of dollars)

	Historical,
	As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
Current assets:	(Note 2)		(Note 3)
Cash and cash equivalents	$26.0	$.4	$—	$25.6
Receivables:
Trade	103.3	—	—	103.3
Other	18.5	12.7	—	5.8
Inventories	150.0	25.0	—	125.0
Prepaid expenses and other current assets	26.4	.3	—	26.1

Total current assets	324.2	38.4	—	285.8
Investments in and advances to unconsolidated affiliates	55.6	.2	—	55.4
Property, plant, and equipment — net	264.2	42.4	—	221.8
Restricted proceeds from sale of interest	320.9	—	3.2	324.1
Other assets	519.7	1.7	—	518.0

Total	$1,484.6	$82.7	$3.2	$1,405.1

Liabilities not subject to compromise -
Current liabilities:
Accounts payable	$94.0	$42.2	$—	$51.8
Accrued interest	.9	—	—	.9
Accrued salaries, wages, and related expenses	30.2	.1	—	30.1
Accrued postretirement medical benefit obligation — current portion	8.1	—	—	8.1
Other accrued liabilities	74.2	10.8	—	63.4
Payable to affiliates		43.3	—	43.3
Long-term debt — current portion	1.2	—	—	1.2

Total current liabilities	251.9	53.1	—	198.8
Long-term liabilities	56.6	1.8	(9.8)	45.0
Long-term debt	2.2	—	—	2.2

Total	310.7	54.9	(9.8)	246.0
Liabilities subject to compromise	2,812.0	—	—	2,812.0
Minority interests	15.0	14.4	—	.6
Stockholders’ equity (deficit):
Common stock	.8	—	—	.8
Additional capital	539.1	—	—	539.1
Accumulated deficit	(2,086.7)	13.4	13.0	(2,087.1)
Accumulated other comprehensive income (loss)	(106.3)	—	—	(106.3)

Total stockholders’ equity (deficit)	(1,653.1)	13.4	13.0	(1,653.5)

Total	$1,484.6	$82.7	$3.2	$1,405.1

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE SIX MONTHS ENDED JUNE 30, 2004
(In millions of dollars, except share and per share amounts)

	Historical,	Business To Be	Pro Forma
	As Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$510.9	$—	$—	$510.9

Costs and expenses:
Cost of products sold	470.2	7.6	—	462.6
Depreciation and amortization	13.6	2.6	—	11.0
Selling, administrative, research and development, and general	41.8	.3	—	41.5
Other operating charges (benefits), net	33.0	33.0	—	—

Total costs and expenses	558.6	43.5	—	515.1

Operating income (loss)	(47.7)	(43.5)	—	(4.2)
Other income (expense):
Interest expense	(4.1)	—	—	(4.1)
Reorganization items	(18.9)	—	—	(18.9)
Other — net	4.0	.1	—	3.9

Income (loss) before income taxes, minority interests and discontinued operations	(66.7)	(43.4)	—	(23.3)
Provision for income taxes	(8.8)	—	—	(8.8)
Minority interests	1.0	1.0	—	—

Loss from continuing operations	$(74.5)	$(42.4)	$—	$(32.1)

Earnings (loss) per share:
Basic/diluted	$(.94)	$(.53)	$	$(.41)

Weighted average shares outstanding (000):
Basic/Diluted	79,880	79,880	79,880	79,880

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2003
(In millions of dollars, except share and per share amounts)

	Historical,	Business To Be	Pro Forma
	As Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$853.2	$26.8	$—	$826.4

Costs and expenses:
Cost of products sold	855.0	53.0	—	802.0
Depreciation and amortization	33.1	7.3	—	25.8
Selling, administrative, research and development, and general	93.2	.7	—	92.5
Other operating charges (benefits), net	142.9	—	—	142.9

Total costs and expenses	1,124.2	61.0	—	1,063.2

Operating loss	(271.0)	(34.2)	—	(236.8)
Other income (expense):
Interest expense	(9.1)	—	—	(9.1)
Reorganization items	(27.0)	—	—	(27.0)
Other — net	(6.2)	.6	—	(6.8)

Loss before income taxes and minority interests	(313.3)	(33.6)	—	(279.7)
Provision for income taxes	(6.5)	(.5)	—	(6.0)
Minority interests	3.2	3.2	—	—

Net loss	$(316.6)	$(30.9)	$—	$(285.7)

Earnings (loss) per share:
Basic/Diluted	$(3.95)	$(.39)	$—	$(3.56)

Weighted average shares outstanding (000):
Basic/Diluted	80,175	80,175	80,175	80,175

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2002
(In millions of dollar, except share and per share amounts)

	Historical, As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$1,018.3	$171.7	$9.8	$836.8

Costs and expenses:
Cost of products sold	945.8	166.1	2.4	777.3
Depreciation and amortization	52.3	6.9	—	45.4
Selling, administrative, research and development, and general	120.2	1.6	—	118.6
Other operating charges (benefits), net	249.2	1.0	—	248.2

Total costs and expenses	1,367.5	175.6	2.4	1,189.5

Operating income (loss)	(349.2)	(3.9)	7.4	(352.7)
Other income (expense):
Interest expense	(19.0)	—	—	(19.0)
Reorganization items	(33.3)	—	—	(33.3)
Other — net	(1.0)	(.1)	—	(.9)

Income (loss) before income taxes and minority interests	(402.5)	(4.0)	7.4	(405.9)
Provision for income taxes	(1.7)	1.0	—	(2.7)
Minority interests	.2	.2	—	—

Net income (loss)	$(404.0)	$(2.8)	$7.4	$(408.6)

Earnings (loss) per share:
Basic/Diluted	$(5.01)	$(.03)	$.09	$(5.07)

Weighted average shares outstanding (000):
Basic/Diluted	80,578	80,578	80,578	80,578

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
UNAUDITED PRO FORMA STATEMENTS OF CONSOLIDATED INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In millions of dollars, except share and per share amounts)

	Historical, As	Business To Be	Pro Forma
	Adjusted	Disposed	Adjustments	Pro Forma
	(Note 2)		(Note 3)
Net sales	$1,222.3	$221.3	$5.7	$995.3

Costs and expenses:
Cost of products sold	1,094.5	197.9	6.4	890.2
Depreciation and amortization	52.4	6.7	—	45.7
Selling, administrative, research and development, and general	97.2	1.1	—	96.1
Other operating charges (benefits), net	(179.4)	3.7	—	(183.1)

Total costs and expenses	1,064.7	209.4	6.4	848.9

Operating income (loss)	157.6	11.9	(.7)	146.4
Other income (expense):
Interest expense	(106.3)	(.1)	—	(106.2)
Gain on sale of interest in QAL	163.6	—	—	163.6
Other — net	(51.0)	.6	10.4	(62.0)

Income (loss) before income taxes and minority interests	163.9	12.4	9.7	141.8
Provision for income taxes	(538.1)	(5.3)	—	(532.8)
Minority interests	(1.2)	(1.0)	—	(.2)

Net income (loss)	$(375.4)	$6.1	$9.7	$(391.2)

Earnings (loss) per share:
Basic/Diluted	$(4.68)	$.08	$.12	$(4.88)

Weighted average shares outstanding (000):
Basic/Diluted	80,235	80,235	80,235	80,235

The accompanying notes to unaudited pro forma consolidated financial statements are an integral part of these statements.

KAISER ALUMINUM CORPORATION AND SUBSIDIARY COMPANIES
(DEBTOR-IN-POSSESSION)
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(In millions of dollars)

The following notes set forth the explanations and assumptions used in preparing the unaudited pro forma consolidated balance sheet as of June 30, 2004, and the related unaudited pro forma statements of consolidated income (loss) for the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001.

The unaudited pro forma consolidated financial statements are based on the assumptions and estimates described in Note 3. These statements do not purport to be indicative of the financial position and results of operations of the Company as of such date or for such periods, nor are they indicative of future results. Furthermore, these pro forma financial statements do not reflect anticipated changes which may occur as a result of activities after the sale of the Company’s interests in and related to Valco and other matters.

These unaudited pro forma financial statements have been prepared using the accounting policies and procedures that the Company uses for its consolidated reporting. Such policies and procedures are outlined in Note 2 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

1. Background

As previously disclosed, the Company expects that it will emerge from its Chapter 11 proceedings primarily as a fabricated products company. Accordingly, in light of this strategy, Kaiser Aluminum & Chemical Corporation (“KACC”), a wholly owned subsidiary of the Company, began exploring the sale of its commodity assets in the latter part of 2003, including the sale of its interests in and related to Valco. Pursuant to this program, the Company has already completed the sale of its fully curtailed primary aluminum smelters in the State of Washington (Mead and Tacoma) and its interests in and related to Alumina Partners of Jamaica (“Alpart”), its 100%-owned alumina smelter in Gramercy, Louisiana (“Gramercy”) and its 49%-owned affiliate, Kaiser Jamaica Bauxite Company (“KJBC”).

KACC owned a 90% interest in Valco and Alcoa Inc. owned the remaining 10% interest. Valco was one of the KACC affiliates that did not file a petition for reorganization. KACC had the authority from the U.S. Bankruptcy Court for the District of Delaware (the “Court”) to fund Valco’s cash requirements in the ordinary course of business.

Valco owns an aluminum smelter in Ghana with an annual production capacity of 200,000 tons. The smelter processed alumina supplied by KACC and Alcoa Inc. into primary aluminum under tolling contracts which provided for proportionate payments by the participants. KACC’s share of the primary aluminum was sold to third parties. The Valco smelter has been fully curtailed since the first half of 2003.

On October 29, 2004, KACC completed the sale of its interests in and related to Valco to the Government of Ghana (“GOG”). Under the terms of the agreement with the GOG, gross proceeds for the sale were $18.0 million, including $5.0 million paid by the GOG during the first quarter of 2004 and $13.0 million paid in connection with closing. Pursuant to the agreement, the Company used approximately $9.8 million of the transaction proceeds to fund certain end of service benefits for Valco’s employees upon closing.

2. Presentation

The unaudited pro forma consolidated balance sheet and accompanying unaudited pro forma statements of consolidated income (loss) present the financial position and results of operations of the Company as if the transaction described in Note 3 had occurred at the end of the indicative period in the case of the unaudited pro forma balance sheet and at the beginning of the periods in the case of the unaudited pro forma statements of consolidated income (loss).

The Company has previously filed Current Reports on Form 8-K to reflect the effects of the sale of the Company’s interests in and related to Alpart and Gramercy/KJBC as of October 1, 2004. For purposes of the preparation of the accompanying pro forma consolidated balance sheet as of June 30, 2004 and pro forma statements of consolidated income (loss) for the six months ended June 30, 2004 and the years ended December 31, 2003, 2002 and 2001, the historical financial statements included in this filing, consistent with the as adjusted balances from the previously filed Current Reports on Form 8-K, reflect the pro forma effects of the disposition of the Company’s interests in and related to Alpart and Gramercy/KJBC. See the Company’s Current Reports on Form 8-K dated July 1, 2004 and October 1,

2004 for additional information regarding the pro forma financial statement impacts of the Alpart and the Gramercy/KJBC transactions.

3. Management Assumptions

The unaudited pro forma consolidated statements of consolidated income (loss) and unaudited pro forma consolidated balance sheet reflect the following pro forma adjustments related to:

Statements of Consolidated Income (Loss)

As more fully discussed in Note 12 of Notes to Consolidated Financial Statements in the Company’s Annual Report on Form 10-K in the year ended December 31, 2003, the Company has historically entered into hedging transactions from time to time to limit its exposure resulting from its anticipated sales of alumina, primary aluminum and fabricated aluminum products, net of expected purchase costs for items that fluctuate with aluminum prices. Alumina sales contract prices are linked to primary aluminum market prices on a lagged basis of one month. Since the primary aluminum shipments from the Company’s interests in and related to Anglesey Aluminium Limited (“Anglesey”) have historically approximated the annual amount of fixed price fabricated aluminum product contracts, the vast majority of the Company’s hedging positions over recent years have been in respect of the primary aluminum equivalent of its alumina activities and Valco.

For purposes of the pro forma statements of consolidated income (loss), the Company has assumed that (a) none of its derivative hedging activities in 2004 or 2003 related to Valco as the smelter was substantially or fully curtailed and (b) approximately 25% of its derivative hedging activities for the years ended December 31, 2002 and 2001 related to Valco. Accordingly, the following amounts (reported for segment purposes as Commodities Marketing) have been included as pro forma adjustments to remove hedging impacts associated with Valco:

	Year Ended December 31,
	2002	2001
Sales	$9.8	$5.7
Cost of products sold	(2.4)	(6.4)
Other income (expense)	—	10.4

Pre-tax income (loss)	$7.4	$9.7

Balance Sheet

As more fully discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, a substantial portion of the proceeds from the sale may be used to satisfy transaction or reorganization related costs and obligations. As such, the Company has reflected the full amount of the proceeds in the accompanying pro forma consolidated balance sheets as a restricted asset.

As more fully discussed in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004, the Company agreed to pay certain end of service obligations to Valco employees from the $13.0 of the remaining consideration from the sale. The Company currently estimates such amount to be $9.8.

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 2.1	Purchase Agreement, dated as of October 29, 2004,*

Exhibit 99.1	Press Release dated November 1, 2004*

*	Included with this filing. Schedules are omitted form the purchase agreement filed as Exhibit 2.1; however, the Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.